THE PBHG FUNDS, INC.

                          SUPPLEMENT DATED MAY 1, 1999
                   TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
                     DATED JUNE 1, 1998 AND FEBRUARY 8, 1999


     This Supplement updates certain information contained in the Prospectus, as supplemented on April 1, 1999. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

     Effective immediately, Jeffrey A. Wrona manages the PBHG Technology & Communications Fund. Prior to May 1, 1999, Mr. Wrona co-managed this Fund. A discussion of Mr. Wrona's prior business experience begins on page 40 of the Prospectus.